SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

SURMODICS, INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
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      3) Filing Party:
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      4) Date Filed:

SURMODICS, INC.
_________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
_________________

     The Annual Meeting of Shareholders of SurModics, Inc. will be held on January 29, 2007, at 4:00 p.m. (Minneapolis time), at the Hotel Sofitel, 5601 West 78th Street, Bloomington, Minnesota, for the following purposes:

1.	To set the number of directors at nine (9).

2.	To elect Class II directors.

3.	To consider and act upon such other matters as may properly come before the meeting or any adjournment or postponement of the meeting.

     Only shareholders of record at the close of business on December 8, 2006 are entitled to notice of and to vote at the meeting or any adjournment thereof.

     Your vote is important. We ask that you complete, sign, date and return the enclosed Proxy in the envelope provided for your convenience. The prompt return of Proxies will save the Company the expense of further requests for Proxies.

BY ORDER OF THE BOARD OF DIRECTORS

Bruce J Barclay
President and Chief Executive Officer
Eden Prairie, Minnesota
December 15, 2006

SURMODICS, INC.

Annual Meeting of Shareholders
January 29, 2007
____________________

PROXY STATEMENT
____________________

INTRODUCTION

     Your Proxy is solicited by the Board of Directors of SurModics, Inc. (the “Company”) for use at the Annual Meeting of Shareholders to be held on January 29, 2007, at the location and for the purposes set forth in the notice of meeting, and at any adjournment or postponement thereof.

     The cost of soliciting Proxies, including the preparation, assembly and mailing of the Proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit Proxies personally or by telephone.

     Any shareholder giving a Proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the secretary of the Company, by filing a new written Proxy with an officer of the Company. Personal attendance at the meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the meeting. Proxies not revoked will be voted in accordance with the choices specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies that are signed but which lack any such specification will, subject to the following, be voted in favor of the proposal set forth in the Notice of Meeting and in favor of the slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a “non-vote” Proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote Proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

     The mailing address of the principal executive office of the Company is 9924 West 74th Street, Eden Prairie, Minnesota 55344. The Company expects that this Proxy Statement, the related Proxy and notice of meeting will first be mailed to shareholders on or about December 15, 2006.

OUTSTANDING SHARES AND VOTING RIGHTS

     The Board of Directors of the Company has fixed December 8, 2006, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on December 8, 2006, 18,393,019 shares of the Company’s Common Stock were issued and outstanding. Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

PRINCIPAL SHAREHOLDERS

     The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding Common Stock as of December 8, 2006. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment power with respect to the shares indicated.

	Number of Shares		Percent of
Name and Address of Beneficial Owner	Beneficially Owned		Class (1)
Dale R. Olseth	1,404,280	(2)	7.6%
9924 West 74th Street
Eden Prairie, MN 55344
David A. Koch	957,283	(3)	5.2%
9924 West 74th Street
Eden Prairie, MN 55344
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(1)	Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of December 8, 2006, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group of which such individual is a member.

(2)	Includes 5,000 shares held by Mr. Olseth’s wife, 1,000 shares that may be acquired upon exercise of stock options which are exercisable as of December 8, 2006 or within 60 days of such date.

(3)	Includes 19,600 shares which may be acquired by Mr. Koch upon exercise of stock options that are exercisable as of December 8, 2006 or within 60 days of such date, 55,000 shares held by the Greycoach Foundation, over which Mr. Koch has shared voting and investment power, and 140,000 shares held by a Trust for the benefit of Mr. Koch’s wife and children, over which Mr. Koch has shared voting and investment power.

MANAGEMENT SHAREHOLDINGS

     The following table sets forth the number of shares of Common Stock beneficially owned as of December 8, 2006, by each executive officer of the Company named in the Summary Compensation table, by each current director and nominee for director of the Company and by all directors and executive officers (including the named executive officers) as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment power with respect to the shares indicated.

				Aggregate
				Number of
				Common Shares
	Current		Acquirable	Beneficially	Percent of
Name of Beneficial Owner or Identity of Group	Holdings		within 60 days	Owned	class (1)
Dale R. Olseth	1,403,280	(2)	1,000	1,404,280	7.6%
David A. Koch	937,683	(3)	19,600	957,283	5.2%
Kendrick B. Melrose	205,443		20,600	226,043	1.2%
Bruce J Barclay	61,939		60,000	121,939	*
Philip D. Ankeny	20,828		39,000	59,828	*
John A. Meslow	28,000		21,400	49,400	*
Kenneth H. Keller, Ph.D.	13,000	(4)	36,600	49,600	*
Steven J. Keough	15,000		29,400	44,400	*
Paul A. Lopez	11,800		20,000	31,800	*
Gerald B. Fischer	10,950		13,600	24,550	*
José H. Bedoya	—		13,400	13,400
John W. Benson	3,600		9,600	13,200
Brian L. Robey	8,250		—	8,250	*
All executive officers and directors as a
group (21 persons)	2,857,441		401,200	3,258,641	17.34%
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*	Less than 1%

(1)	See footnote (1) to preceding table.

(2)	See footnote (2) to preceding table.

(3)	See footnote (3) to preceding table.

(4)	Includes 2,100 shares held by Mr. Keller as custodian for his minor daughter, over which Mr. Keller has sole voting and investment power, and includes 2,100 shares held by Mr. Keller's wife as custodian for their son, over which Mr. Keller has shared voting and investment power.

ELECTION OF DIRECTORS
(Proposals #1 and #2)

General Information

     The Bylaws of the Company provide that the number of directors, which shall not be less than three, shall be determined by the shareholders. The Company’s Corporate Governance and Nominating Committee and Board of Directors have recommended that the number of directors continue to be set at nine (9). The Bylaws also provide for the election of three classes of directors with terms staggered so as to require the election of only one class of directors each year. Only directors who are members of Class II will be elected at the Annual Meeting. The Class II directors will be elected to a three-year term and, therefore, will hold office until the Company’s 2010 Annual Meeting of Shareholders and until their successors have been duly elected and qualified. The terms of Class III and I directors continue until the 2008 and 2009 annual meetings, respectively.

     The Corporate Governance and Nominating Committee recommended and the Board of Directors selected John W. Benson, Gerald B. Fischer, and Kendrick B. Melrose as the Board’s nominees for re-election as Class II directors. Each Proxy will be voted for each of such nominees unless the Proxy withholds a vote for one or more nominees. If, prior to the meeting, it should become known that any of the nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the Proxies will be voted for such substitute nominee as is recommended or selected by the Corporate Governance and Nominating Committee and the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that any nominee will be unable to serve. Under applicable Minnesota law, approval of the proposal to set the number of directors at nine (9) requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by Proxy at the Annual Meeting with authority to vote on such matter, but not less than the affirmative vote of 4,598,256 shares, and the election of each Class II director requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

     The following information is provided with respect to each director nominee as well as each director whose term continues after the Annual Meeting:

Name	Age	Position with Company
Kendrick B. Melrose	66	Chairman
Bruce J Barclay	50	Director, President and Chief Executive Officer
José H. Bedoya (1)(4)	50	Director
John W. Benson (1)(4)	62	Director
Gerald B. Fischer (2)(3)(4)	63	Director
Kenneth H. Keller, Ph.D. (1)(2)(4)	72	Director
David A. Koch (1)(2)(4)	76	Director
John A. Meslow (1)(4)	67	Director
Dale R. Olseth	76	Director
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(1)	Member of the Organization and Compensation Committee, of which Mr. Meslow is the Chairman.

(2)	Member of the Audit Committee, of which Mr. Fischer is the Chairman.

(3)	The Board of Directors has determined that Mr. Gerald B. Fischer qualifies as an “audit committee financial expert” under federal securities laws.

(4)	Member of the Corporate Governance and Nominating Committee, of which Mr. Keller is the Chairman.

     Kendrick B. Melrose (Class II) has been a director of the Company since 1988. He was elected Chairman of the Board in August 2006. Mr. Melrose served as Chairman and Chief Executive of the Toro Company from 1987 until his retirement in March 2005, as its Chief Executive Officer from 1983 to 1987 and as its President from 1981 to 1983.

     Bruce J Barclay (Class I) joined the Company as its President and Chief Operating Officer in December 2003. He became a director of the Company in July 2004 and Chief Executive Officer of the Company in July 2005. Prior to joining SurModics, he served as President and Chief Executive Officer of Vascular Architects, Inc., a medical device company that develops, manufactures and sells products to treat peripheral vascular disease, from 2000 to 2003. Prior to Vascular Architects, he served at Guidant Corporation, most recently as an officer and Senior Vice President from 1998 to 2000. Previously, he was a Vice President of Guidant’s Interventional Cardiology division with responsibility for the law division, a new therapies technical development team and business development, charged with the acquisition of new products and technologies for the division. Mr. Barclay also has considerable experience in the pharmaceutical area serving in several positions at Eli Lilly and Company. Mr. Barclay received a B.S. in chemistry and a B.A. in biology from Purdue University in 1980 and a J.D. from the Indiana University School of Law in 1984. He is also a registered patent attorney.

     John W. Benson (Class II) has been a director since 2003. Mr. Benson retired from 3M Company in February 2003 where he served in various capacities for 35 years. Prior to his retirement, he served as Executive Vice President, Health Care Markets. Mr. Benson currently serves on the Board of Regents at St. Olaf College.

     José H. Bedoya (Class I) has been a director of the Company since 2002. Mr. Bedoya is President of Otologics LLC, a Colorado-based technology company he founded in 1996 to develop implantable devices to assist the severely hearing-impaired. From 1986 to 1996, Mr. Bedoya held a number of positions at Storz Instrument Company, then a division of American Cyanamid and later a division of American Home Products, including Director of Operations, Director of Research and Director of Commercial Development. Prior to that, he served as Vice President of Research and Development for Bausch & Lomb’s surgical division.

     Gerald B. Fischer (Class II) has been a director of the Company since 2002. He is President and Chief Executive Officer of the University of Minnesota Foundation, a position he has held since 1990. From 1985 to 1989, Mr. Fischer was with First Bank System, now U.S. Bancorp, serving as Executive Vice President, Chief Financial Officer and Treasurer. Previous to that he spent 18 years in various finance positions at Ford Motor Company and its affiliates.

     Kenneth H. Keller, Ph.D. (Class III) has been a director of the Company since 1997. He has served as Professor of Science and Technology Policy in the Hubert H. Humphrey Institute of Public Affairs at the University of Minnesota since 1996. Dr. Keller joined the Chemical Engineering and Materials Science faculty of the University of Minnesota in 1964, and through the years assumed increasing administrative responsibilities, including serving as the President of the University from 1985 to 1988. Dr. Keller was a Senior Fellow at the Council on Foreign Relations from 1989 to 1997.

     David A. Koch (Class III) has been a director of the Company since 1988. He has served as the Chairman Emeritus of Graco Inc. since May 2001, Chairman from 1985 to 2001, as its Chief Executive Officer from 1985 to 1996 and as its President and Chief Executive Officer from 1962 to 1985. He has served as Chairman of SoftPac Industries Inc. since 2000.

     John A. Meslow (Class I) has been a director of the Company since 2000. He served as Senior Vice President and President – Neurological Business of Medtronic, Inc. from 1985 until his retirement in 2000.

     Dale R. Olseth (Class III) joined the Company in 1986 as its President, Chief Executive Officer and a director of the Company. Mr. Olseth served as the Company’s President and Chief Executive Officer and Chairman until July 2005. From July 2005 until July 2006, Mr. Olseth served as the Company’s Executive Chairman. Mr. Olseth continues to serve as a director of the Company. Mr. Olseth also serves the boards of Otologics LLC and the University of Minnesota Foundation. He served as Chairman, President and Chief Executive Officer of Medtronic, Inc. from 1976 to 1986. From 1971 to 1976, Mr. Olseth served as President and Chief Executive Officer of Tonka Corporation. Mr. Olseth received a B.B.A. degree from the University of Minnesota in 1952 and an M.B.A. degree from Dartmouth College in 1956.

CORPORATE GOVERNANCE

     The Company’s business affairs are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and the Company’s Articles of Incorporation and Bylaws. Members of the Board of Directors are informed of the Company’s business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. Certain corporate governance practices that the Company follows are summarized below.

Code of Ethics and Business Conduct

     We have adopted the SurModics Code of Ethics and Business Conduct (the “Code of Conduct”), a code of conduct that applies to our directors, officers and employees. The Code of Conduct is publicly available on our website at www.surmodics.com. If we make any substantive amendments to the Code of Conduct or grant any waiver, including any implicit waiver from a provision of the Code of Conduct to our directors or executive officers, we will disclose the nature of such amendment or waiver on our website or in a report on Form 8-K.

Majority of Independent Directors; Committees of Independent Directors

     Our Board of Directors has determined that Messrs. Benson, Bedoya, Fischer, Keller, Koch, Melrose and Meslow, constituting a majority the Board of Directors, are independent directors in accordance with rules of the NASD since none of them are believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Messrs. Olseth and Barclay are precluded from being considered independent by NASD rules since Mr. Barclay currently serves as an executive officer of the Company and Mr. Olseth was employed by the Company within the past three years.

     Each member of the Company’s Audit Committee, Organization and Compensation Committee and Corporate Governance and Nominating Committee has been determined, in the opinion of the Board of Directors, to be independent in accordance with NASD rules.

Committee and Board Meetings

     The Company’s Board of Directors has three standing committees - the Audit Committee, the Organization and Compensation Committee and the Corporate Governance and Nominating Committee. During fiscal 2006, the Board of Directors held 7 formal meetings and the standing committees had the number of formal meetings noted below. Each incumbent director attended 75% or more of the total number of meetings of the Board and of Committee(s) of which he was a member in fiscal year 2006.

Audit Committee

     The Audit Committee is responsible for reviewing the quality and integrity of the Company’s financial reports, the Company’s compliance with legal and regulatory requirements, the independence, qualifications and performance of the Company’s independent auditor, and the performance of the Company’s internal audit function and its accounting and reporting processes. The Audit Committee held five formal meetings during fiscal 2006. Attached as Appendix A is the revised Audit Committee Charter as approved by the Audit Committee in October 2006.

Organization and Compensation Committee

     The Organization and Compensation Committee is responsible for matters relating to executive compensation programs, key employee compensation programs, director compensation programs, corporate culture programs, organizational planning and changes at the executive level. The Organization and Compensation Committee held three formal meetings during fiscal 2006.

Corporate Governance and Nominating Committee; Procedures and Policy

     The Corporate Governance and Nominating Committee is responsible for identifying individuals qualified to become Board members, recommending to the Board the director nominees for election to the Board, recommending to the Board corporate governance guidelines applicable to the Company, and leading the Board in its annual review of the Board’s performance. Attached as Appendix B is the revised Corporate Governance and Nominating

Committee Charter as approved by the Corporate Governance and Nominating Committee in September 2006. The Corporate Governance and Nominating Committee held two formal meetings during fiscal year 2006. The Corporate Governance and Nominating Committee’s nominating policy provides for the consideration of candidates recommended by shareholders, directors, third parties, search firms and others. In evaluating director nominees, the Corporate Governance and Nominating Committee considers the following factors and qualifications:

•	the appropriate size and the diversity of the Company’s Board of Directors;

•	the needs of the Board with respect to the particular talents and experience of its directors;

•

the knowledge, skills and experience of nominees, including experience in the industry in which the Company operates, business, finance, management or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with domestic and international business matters;

•	age and legal and regulatory requirements;

•	experience with accounting rules and practices;

•	appreciation of the relationship of the Company’s business to the changing needs of society; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

     The Corporate Governance and Nominating Committee will consider the attributes of the candidates and the needs of the Board and will review all candidates in the same manner, regardless of the source of the recommendation. A shareholder who wishes to recommend one or more directors must provide a written recommendation to the Secretary of the Company at the address below. Notice of a recommendation must include:

     with respect to the shareholder:

     —   name, address, the class and number of shares such shareholder owns;

     with respect to the nominee:

     —   name, age, business address, residence address;

     —   current principal occupation;

     —    five year employment history with employer names and a description of the employer’s business;

     —   the number of shares beneficially owned by the nominee;

     —   whether such nominee can read and understand basic financial statements; and

     —   Board membership, if any.

     The recommendation must be accompanied by a written consent of the nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. The Company may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee. Such recommendation must be submitted to the Secretary of the Company no later than 120 days prior to the mailing of the proxy statement for the next Annual Meeting of Shareholders.

     The Corporate Governance and Nominating Committee believes that candidates for directors should have certain minimum qualifications, including being able to read and understand basic financial statements, having familiarity with the Company’s business and industry, having high moral character and mature judgment, being able to work collegially with others, and not currently serving on more than four Boards of public companies. The Corporate Governance and Nominating Committee may modify these minimum qualifications from time to time.

Procedures for Shareholder Communications to Directors

     Shareholders may communicate directly with the Board of Directors. All communications should be directed to our Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no director is specified, the communication will be forwarded to the entire Board. Shareholder communications to the Board should be sent to:

Corporate Secretary
Attention: Board of Directors
SurModics, Inc.
9924 West 74th Street
Eden Prairie, MN 55344-3523

Director Attendance Policy

     Directors’ attendance at our annual meetings of shareholders can provide our shareholders with an opportunity to communicate with directors about issues affecting the Company. Accordingly, all directors are expected and encouraged to attend annual meetings of shareholders. With the exception of Mr. Melrose, all of the Company’s directors attended the last annual meeting of shareholders, which was held in January 2006.

Directors Fees

     Each director (other than the Chairman) who is not an employee of the Company receives $10,000 as an annual retainer and $1,000 for each Board meeting attended. Further, each committee member receives $500 for each committee meeting attended and each committee chair receives $2,000 as an annual retainer fee. Each non-employee director is granted an option under the Amended and Restated 2003 Equity Incentive Plan to purchase 10,000 shares of Company Common Stock upon his or her first election to the Board of Directors, and each non-employee director is granted annually thereafter an option under such Plan to purchase 5,000 shares of Company Common Stock. The Chairman receives an annual retainer of $100,000 and is granted annually an option under the Amended and Restated 2003 Equity Incentive Plan to purchase 10,000 shares of Company Common Stock. The Chairman is not paid additional fees to attend Board or committee meetings.

     The non-employee directors currently hold nonqualified stock options to purchase an aggregate of 216,000 shares of Common Stock. All such options have an exercise price equal to the fair market value of a share of Common Stock on the date of grant and expire ten years after the date of grant. Such options are exercisable as to 20% commencing on the date of grant and become exercisable for an additional 20% on each of the next four anniversaries of the date of grant. In addition, all directors are reimbursed for their travel-related expenses incurred in attending meetings of the Board of Directors and committee meetings.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Organization and Compensation Committee Report on Executive Compensation

     Compensation Committee Interlocks and Insider Participation

     The Organization and Compensation Committee (“Committee”) of the Board of Directors of the Company is currently composed of five of the Company’s outside directors. None of the members of the Committee is an employee or executive officer of the Company.

     Compensation Philosophy

     The Committee’s executive compensation policies are designed to enhance the financial performance of the Company, and thus shareholder value, by aligning the financial interests of executive officers and employees with those of shareholders. The executive compensation program is viewed in total considering all of the component parts: base salary, annual performance incentives, benefits and long-term incentive opportunities in the form of stock options, restricted stock grants, restricted stock units, performance awards and stock ownership. The Committee’s position is that stock ownership by executive officers and employees is beneficial in aligning management’s and shareholders’ interests in the enhancement of shareholder value.

     Base Salary

     Base salaries for executive officers of the Company are reviewed by the Committee. The Committee assesses the executive officer’s level of responsibility, experience, individual performance, and accountabilities relative to other Company executive officers and external market practices. The Company’s annual base salaries for its executive officers are generally conservative when compared to base salaries offered by comparable companies. However, the Committee believes that executive officers’ base salaries, when combined with incentive plans based on the Company’s financial performance, are generally competitive with compensation levels at comparable companies. The Company’s pay-for-performance philosophy places a substantial portion of executive officers’ total compensation “at risk” while providing compensation opportunities which are comparable to the market levels.

     Incentives

     The Company may grant some executive officers long-term awards, including restricted stock units, performance awards, stock options, and restricted stock. The purposes of the awards are to:

     (i) focus executives on the achievement of performance objectives that enhance shareholder value;

     (ii) emphasize the importance of balancing present business needs and long-term goals critical to the future success of the Company; and

     (iii) attract and retain executive officers of superior ability.

     Annual Incentive Plan. The Company has annually established a cash bonus plan that enables the Company’s employees, including its executive officers, to earn a bonus, calculated as a percentage of their annual base salary, based on the achievement of certain financial and operational goals by the Company. The actual percentage award for all employees is determined based on the achievement of certain revenue goals, earnings goals, and non-financial objectives for the fiscal year, and at times the particular year’s plan has contained higher threshold financial goals for executive officers. The maximum bonus under the FY 2006 Bonus Plan was 40% of the officer’s base salary.

     Amended and Restated 2003 Equity Incentive Plan. Under the Company’s current Amended and Restated 2003 Equity Incentive Plan, 2,400,000 shares of Common Stock were reserved for issuance to executive officers, directors, consultants and employees. Options granted under the plan may be either “incentive” stock options within the meaning of Section 422 of the Internal Revenue Code or “nonqualified” stock options that do not qualify for special tax treatment under Section 422 of the Internal Revenue Code. The options are granted at 100% of the fair market value of the Common Stock on the date of grant. Options typically expire seven to ten years from the date of grant or upon termination of employment, and are exercisable at a rate of 20% per year from the date of grant or 20% per year commencing one year after the date of grant. The Amended and Restated 2003 Plan also allows the grant of stock awards, with or without forfeiture restrictions, performance share awards and performance units awards. Performance share awards generally provide the participant with the opportunity to receive shares of the Company’s Common Stock and performance units generally provide recipients with the opportunity to receive cash awards, but only if the certain performance criteria are achieved over specified performance periods. As of September 30, 2006 there were approximately 1,510,780 shares of Common Stock to be issued upon the exercise of outstanding awards and 991,630 available for grant under the Amended and Restated 2003 Equity Incentive Plan.

     Shareholders approved the 2003 Equity Incentive Plan at the 2003 Annual Meeting of Shareholders, an amendment to the Plan at the 2005 Annual Meeting to increase the cumulative reserve under the Plan to 2,400,000 shares, and the Amended and Restated 2003 Equity Incentive Plan at the 2006 Annual Meeting. Following the original approval of the 2003 Plan, no further options or stock awards were or will be granted from the 1997 Incentive Stock Option Plan, the Nonqualified Stock Option Plan, or the Restricted Stock Plan described below.

     1997 Incentive Stock Option Plan. Under the Company’s 1997 Incentive Stock Option Plan, 1.2 million shares of Common Stock were reserved for issuance to executive officers and employees. The 1997 Plan requires that the option price per share must be at least 100% of the fair market value of the Common Stock on the date of the option grant. Options typically expire seven years from the date of grant or upon termination of employment, and are exercisable at a rate of 20% per year commencing one year after the date of grant. There are approximately 379,475 shares of Common Stock to be issued upon the exercise of outstanding options, but no further options will be granted from the 1997 Incentive Stock Option Plan.

     Nonqualified Stock Option Plan. Under the Company’s Nonqualified Stock Option Plan, 1,944,480 shares of Common Stock were reserved for issuance to outside directors, executive officers and employees. The options were granted at 100% of the fair market value of our common stock on the date of the grant. Options expire seven to ten years from the date of grant, and are exercisable at a rate of 20% per year from the date of grant or 20% per year commencing two years after the date of grant. There are approximately 163,400 shares of Common Stock to be issued upon the exercise of outstanding options, but no further options will be granted from the Nonqualified Stock Option Plan.

     Restricted Stock Plan. Under the Company’s Restricted Stock Plan, 200,000 shares of Common Stock were reserved for issuance to executive officers and key employees. Under the Restricted Stock Plan, grants of restricted stock vest in full five years from the date of grant. No further stock awards will be granted from the Restricted Stock Plan.

     General

     The Company provides medical and insurance benefits to its executive officers which are generally available to all Company employees. The Company also maintains a 401(k) savings plan in which all qualified employees, including the executive officers, may participate. The Company provides matching contributions to the savings plan for all participating employees, allowing such employees to earn up to an additional 3% of their annual base salary. In addition, the Company maintains a Stock Purchase Plan that permits qualified employees, including executive officers, to purchase stock of the Company at favorable prices. The amount of perquisites allowed to executive officers, as determined in accordance with rules of the Securities and Exchange Commission, did not exceed 10% of salary in fiscal 2006.

     Chief Executive Officer Compensation

     Bruce J Barclay became Chief Executive Officer in July 2005. Mr. Barclay’s annual base salary and eligibility for annual incentives, set forth in the following tables, were determined in accordance with the policies described above as applicable to all executive officers.

     Other

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits the deductibility of certain compensation paid to the chief executive officer and each of the four other most highly compensated executives of a publicly-held corporation to $1 million per executive per year. However, performance-based compensation is excluded from this limit if certain Section 162(m) conditions are met. Although, in fiscal 2006, the Company did not pay “compensation” within the meaning of Section 162(m) to any of such executive officers in excess of $1 million, the Company has amended and restated its 2003 Equity Incentive Plan to provide for flexibility in granting performance-based awards that will be excluded from the Section 162(m) deductibility cap and to otherwise provide features to awards so as to help avoid having Section 162(m) compensation paid to such executive officers as will exceed the $1 million deductibility.

Members of the Organization and
Compensation Committee:
John A. Meslow, Chairman
José H. Bedoya
John W. Benson
Kenneth H. Keller, Ph.D.
David A. Koch

Summary Compensation Table

     The following table sets forth certain information regarding compensation paid during each of the Company’s last three fiscal years to the Chief Executive Officer, each of the four most highly compensated executive officers of the Company who received total salary and bonus compensation in excess of $100,000 for fiscal 2006, and Mr. Olseth, whose compensation disclosure would have been required but for the fact that he was not serving as an executive officer of the Company at the end of fiscal 2006 (the “Named Executive Officers”).

Summary Compensation Table

	Annual Compensation				Long Term Compensation
					Restricted	Securities
					Stock	Underlying
	Fiscal	Salary	Bonus		Award(s)	Options	LTIP	All Other
Name and Principal Position	Year	($)	($)(1)		($) (2)	(# of shares)	Payouts $	Compensation (3)
Bruce J Barclay,	2006	$326,144	$437,125		$272,775	0	$0	$ 8,232
President and Chief	2005	$269,564	$ 65,000		$747,250	75,000	$0	$ 7,993
Executive Officer	2004	$189,301	$ 0		$315,000	50,000	$0	$149,643
Paul A. Lopez,	2006	$229,193	$ 84,006		$ 0	0	$0	$ 6,777
Vice President,	2005	$ 56,374	$ 14,250		$380,700	100,000	$0	$ 0
President,	2004	$ 0	$ 0		$ 0	0	$0	$ 0
Ophthalmology
Division
Steven J. Keough,	2006	$208,276	$ 64,651		$181,850	0	$0	$ 6,248
Senior Vice President	2005	$194,030	$ 0	(4)	$149,450	59,000	$0	$ 4,257
and General Manager,	2004	$139,389	$ 0	(4)	$106,800	35,000	$0	$ 0
Orthopedics and Chief
Intellectual Property
Counsel
Philip D. Ankeny,	2006	$193,906	$ 62,998		$272,775	0	$0	$ 5,817
Senior Vice President	2005	$168,535	$ 42,562		$298,900	60,000	$0	$ 5,056
and Chief Financial	2004	$149,004	$ 0		$ 0	15,000	$0	$ 4,470
Officer
Dale R. Olseth,	2006	$187,603	$ 0		$ 0	0	$0	$ 4,311
Former Executive	2005	$213,217	$ 43,875		$ 0	50,000	$0	$ 4,263
Chairman(5)	2004	$192,612	$ 0		$ 0	25,000	$0	$ 3,954
Brian L. Robey,	2006	$159,817	$ 56,239		$169,600	3,500	$0	$ 15,050
Vice President and	2005	$ 69,105	$ 12,418		$ 79,940	20,000	$0	$ 22,073
General Manager, Drug	2004	$ 0	$ 0		$ 0	0	$0	$ 0
Delivery
____________________

(1)	Amounts in 2006 represent compensation earned in fiscal 2006 (i) under a bonus plan for the Company’s officers enabling them to receive a cash payout of up to 40% of their base salary and (ii) the dollar value of amounts paid in shares of common stock pursuant to performance share awards granted under the Company’s Amended and Restated 2003 Equity Plan. The dollar value of the shares was calculated by multiplying the number of shares awarded by the closing market price on the date the shares vested. Mr. Barclay received a cash bonus of $39,000 and 12,500 shares, Mr. Lopez $26,676 and 1,800 shares, Mr. Keough $24,838 and 1,250 shares, Mr. Ankeny $23,185 and 1,250 shares, and Mr. Robey received $16,426 in cash and 1,250 shares. Mr. Lopez was granted a performance share award for a total of 10,000 shares to be vested over a five-year period. One-fifth of the award was vested in fiscal 2006, and Mr. Lopez was paid 1,800 shares under such award. See description of the performance share award under the LTIP Table. 2005 amounts represent compensation earned under a cash bonus plan only enabling them to receive a payout of up to 26.67% of their base salary. The amount of the cash bonus and performance shares vested is determined based on the achievement of certain revenue and profit goals for the year. The Company did not achieve the goals set for officers for the 2004 plan, and therefore no officer received a bonus in 2004 under the plan.

(2)	Represents the dollar value of the restricted stock award calculated by multiplying the number of shares awarded by the closing market price on the date of the grant. In 2006, Mr. Barclay was awarded 7,500 shares, Mr. Keough 5,000 shares, Mr. Ankeny 7,500 shares, and Mr. Robey’s award was for 5,000 shares. In 2005, Mr. Barclay was awarded 25,000 shares, Mr. Lopez 10,000 shares, Mr. Keough 5,000 shares, Mr. Ankeny 10,000 shares and Mr. Robey 2,000 shares. In 2004, Mr. Barclay’s award was for 15,000 shares and Mr. Keough’s award was for 5,000 shares. All 2006 awards vest ratably each year for 3 years after the date of grant. All 2005 (except Mr. Lopez’s) and 2004 awards will cliff vest five years after the date of grant. Mr. Lopez’s 2005 award vests ratably each year for 5 years after the date grant. The holder of a restricted stock award is entitled to receive all dividends attributable to the shares.

(3)	Represents contributions made by the Company under its 401(k) plan. Mr. Barclay’s 2004 All Other Compensation included a one-time $90,000 relocation payment and a $56,250 payment related to his acceptance of employment. Mr. Robey’s 2006 All Other Compensation included a $10,000 payment related to his completing one year of employment. Mr. Robey’s 2005 All Other Compensation included a $20,000 payment related to his acceptance of employment.

(4)	The Organization and Compensation Committee provided for the granting of options for 9,000 shares to Mr. Keough in fiscal year 2005 rather than bonuses under the annual cash bonus plan for fiscal year 2005 and fiscal year 2004. Such options are included in the third to last column of the above table for 2005.

(5)	Mr. Olseth retired as the Executive Chairman of the Company on July 31, 2006.

Option/SAR Grants During 2006 Fiscal Year

     The following table sets forth information regarding stock options granted to Named Executive Officers during the fiscal year ended September 30, 2006. The Company has not granted stock appreciation rights.

	Number of				Potential Realizable
	Securities	% of Total			Value At Assumed
	Underlying	Options/SARs			Annual Rates Of Stock
	Options/SARs	Granted to	Exercise or		Price Appreciation For
	Granted	Employees in	Base Price	Expiration	Option Term
Name	(#) (1)	Fiscal Year	($/Sh)	Date	5% ($)	10% ($)
Bruce J Barclay	NA	NA	NA	NA	$ 0	$ 0
Paul A. Lopez	NA	NA	NA	NA	$ 0	$ 0
Steven J. Keough	NA	NA	NA	NA	$ 0	$ 0
Philip D. Ankeny	NA	NA	NA	NA	$ 0	$ 0
Dale R. Olseth	NA	NA	NA	NA	$ 0	$ 0
Brian L. Robey	3,500	1.3%	$39.13	11/14/12	$55,755	$129,920
____________________

(1)	Such options vest annually as to 20% of the total number of shares commencing one year after the date of grant.

Aggregated Option/SAR Exercises during 2006 Fiscal Year and Fiscal Year End Option/SAR Values

     The following table provides information related to the exercise of stock options during fiscal 2006 by the Named Executive Officers and the number and value of options held at fiscal year end by such persons:

			Number of Unexercised
	Shares		Securities Underlying		Value of Unexercised In-the-
	Acquired on	Value	Options at 9/30/06		Money Options at 9/30/06(1)
Name	Exercise	Realized(2)	Exercisable	Unexercisable	Exercisable	Unexercisable
Bruce J Barclay	NA	NA	35,000	90,000	$368,650	$768,600
Paul A. Lopez	NA	NA	20,000	80,000	$ 0	$ 0
Steven J. Keough	NA	NA	25,800	68,200	$253,590	$532,760
Philip D. Ankeny	NA	NA	24,000	61,000	$151,560	$399,840
Dale R. Olseth	30,000	$806,025	42,280	0	$523,903	$ 0
Brian L. Robey	NA	NA	4,000	19,500	$ 0	$ 0
____________________

(1)	Value of exercisable/unexercisable in-the-money options is equal to the difference between the market price of the Common Stock at fiscal year end and the option exercise price per share multiplied by the number of shares subject to options. The closing sale price as of September 29, 2006 on the Nasdaq market was $35.12.

(2)	Value is equal to the difference between the closing price as quoted on the Nasdaq market on the date of exercise and the option exercise price per share multiplied by the number of shares to which the exercise relates.

Long -Term Incentive Plans-Awards in Last Fiscal Year

     The following table provides information related to the long term incentive plan awarded during fiscal 2006:

		Performance or	Estimated future payouts under non-stock
	Number of	other period	price-based plans
	shares, units or	until maturation	Threshold	Target	Maximum
Name	other rights (#)	or payout	(#)	(#)	(#)
Bruce J Barclay	NA	NA	NA	NA	NA
Paul A. Lopez(1)	8,000	Fiscal 2007-2010	0	NA	8,000
	20,000	Fiscal 2006-2010	0	NA	20,000
Steven J. Keough	NA	NA	NA	NA	NA
Philip D. Ankeny	NA	NA	NA	NA	NA
Dale R. Olseth	NA	NA	NA	NA	NA
Brian L. Robey	NA	NA	NA	NA	NA
____________________

(1)	Mr. Lopez was granted two performance share awards in fiscal 2006, for 10,000 and 20,000 shares, respectively. The 10,000 share award will vest over a five-year period, from fiscal 2006 to fiscal 2010. One-fifth of the award will vest annually depending on the performance of the Ophthalmology division of the Company in meeting performance goals for that fiscal year set by the Organization and Compensation Committee. One-fifth of the award was earned by Mr. Lopez in fiscal 2006 and reported under the Bonus column in the Summary Compensation Table as that portion was granted, vested and earned within one year. The 20,000 share award will vest over a five-year period, from fiscal 2006 to fiscal 2010. Mr. Lopez is entitled to a certain number of shares, if any, under this award depending on the achievement of certain performance objectives by the Ophthalmology division.

Equity Compensation Plan Information

     The following table provides information related to the Company’s equity compensation plans in effect as of September 30, 2006:

	(a)	(b)	(c)
	Number of securities to	Weighted-average	Number of securities remaining
	be issued upon exercise	exercise price of	available for future issuance under
	of outstanding options,	outstanding options,	equity compensation plans (excluding
Plan category	warrants and rights	warrants and rights	securities reflected in column (a))
Equity compensation plans approved by
shareholders	1,431,380 (1)	$30.72 (1)	1,084,593 (2)
Equity compensation plans not approved
by shareholders	79,400	$11.00	0
TOTAL	1,510,780	$29.69	1,084,593
____________________

(1)	Excludes shares that may be issued under the Company’s 1999 Employee Stock Purchase Plan.

(2)	Includes 991,630 shares available for future issuance under the amended and restated 2003 Equity Incentive Plan and 92,963 shares available under the 1999 Employee Stock Purchase Plan.

     Nonqualified Stock Option Plan. The Nonqualified Stock Option Plan was adopted by the Board of Directors prior to the Company’s initial public offering in March 1998 and it was not approved by shareholders. Under the Company’s Nonqualified Stock Option Plan, 1,944,480 shares of Common Stock were reserved for issuance to outside directors, executive officers and employees. The options were granted at 100% of the fair market value of our common stock on the date of the grant. Options expire seven to ten years from the date of grant, and are exercisable at a rate of 20% per year from the date of grant or 20% per year commencing one year after the date of grant. There are approximately 79,400 shares of Common Stock to be issued upon the exercise of outstanding options, but no further options will be granted from the Nonqualified Stock Option Plan.

     Restricted Stock Plan. The Restricted Stock Plan was adopted by the Board of Directors prior to the Company’s initial public offering in March 1998, and it has not been approved by shareholders. Under the Company’s Restricted Stock Plan, 200,000 shares of Common Stock were reserved for issuance to executive officers and key employees. Under the Restricted Stock Plan, grants of restricted stock vest in full five years from the date of grant. No further stock awards will be granted from the Restricted Stock Plan.

Change of Control Arrangements

     The Company entered into Change of Control Agreements (the “Agreements”) with Bruce J Barclay, President and Chief Executive Officer, and Philip D. Ankeny, Senior Vice President and Chief Financial Officer, in April 2006 and with Paul A. Lopez, Vice President and President, Ophthalmology Division, in November 2006 (each, the “Executive”), which Agreements were approved by the Organization and Compensation Committee of the Board of Directors.

     The Agreements will be in effect for a term of three years unless a “change of control” (as such term is defined in the Agreements) occurs within such three-year period, in which case, the Agreements will terminate twelve months following the occurrence of such a change of control. Each Agreement provides that the Company may terminate the employment of the Executive, for any reason or no reason, at any time prior to the earlier of a change of control or the third anniversary of the Agreement without obligation for severance benefits.

     If within twelve months following the occurrence of a change of control, the Executive’s employment with the Company is terminated either by the Company without cause or by the Executive for good reason, then the Executive is entitled to receive a severance payment equal to three times (in the case of Mr. Barclay), two times (in the case of Mr. Ankeny) or one times (in the case of Mr. Lopez) the average cash compensation paid to the Executive during the three most recent taxable years and to continue coverage under life, health, dental and disability benefit plans for up to eighteen months. In addition, any unvested portions of the Executive’s outstanding options or stock appreciation rights will immediately vest and become exercisable, any remaining forfeiture provisions on his outstanding restricted stock awards will immediately lapse, and a portion of the shares subject to his outstanding performance awards will immediately vest and become payable. If any change of control benefit payable to the Executive would constitute an excess parachute payment under Section 280G of the Internal Revenue Code, the Executive will receive a tax gross-up payment sufficient to pay the initial excise tax applicable to such excess parachute payment.

     Effective August 1, 2006, the Board accepted the resignation of Mr. Olseth as Executive Chairman of the Board. The Board approved certain retirement benefits and other arrangements for Mr. Olseth as follows: (a) the Company provided Mr. Olseth with his salary compensation due for the remainder of fiscal year 2006; (b) during the period between August 1, 2006, and August 31, 2007, the Company will provide reimbursement of 100% of all reasonable and customary office expenses incurred by Mr. Olseth for his personal and business use, including in connection with his service as a director to the Company; (c) during the period between September 1, 2007 and August 31, 2008, the Company will provide reimbursement of 50% of such reasonable and customary office expenses; and (d) during the period between the August 1, 2006, and February 29, 2008, the Company will provide salary compensation and make available certain of its standard employee benefits to an administrative assistant to work with and support Mr. Olseth in his personal and business matters, including in connection with his service as a director to the Company.

Stock Performance Chart

     The following chart compares the cumulative total shareholder return on the Company’s Common Stock with the cumulative total return on the Nasdaq Stock Market and the Nasdaq Medical Industry Index (Medical Devices, Instruments and Supplies). The comparison assumes $100 was invested on September 28, 2001 and assumes reinvestment of dividends.

Comparison of Cumulative Total Return Among SurModics,
the Nasdaq Stock Market (U.S.) and the Nasdaq Medical Industry Index
(Medical Devices, Instruments and Supplies)

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who own more than 10 percent of the Company’s Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders (“Insiders”) are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company’s knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended September 30, 2006, all Section 16(a) filing requirements applicable to Insiders were complied with.

AUDIT COMMITTEE REPORT

     The Board of Directors maintains an Audit Committee comprised of three of the Company’s outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs audit committee composition, including the requirement that audit committee members all be “independent directors” as that term is defined by NASD rules.

     In accordance with the written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)	reviewed and discussed the audited financial statements with management;

(2)	discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; and

(3)	reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board’s Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

     Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006, as filed with the Securities and Exchange Commission.

Members of the Audit Committee:
Gerald B. Fischer, Chairman
Kenneth H. Keller, Ph.D.
David A. Koch

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Deloitte & Touche LLP has acted as the Company’s independent auditors for the past two fiscal years ended September 30, 2005 and September 30, 2006, and it is expected that at an Audit Committee meeting to be held prior to the Annual Meeting, such firm will be formally selected by the Audit Committee to serve as the Company’s independent auditors for the current fiscal year ending September 30, 2007. Representatives of Deloitte & Touche LLP are expected to be present at the meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available to respond to appropriate questions from the Company’s shareholders.

     Audit Fees. The aggregate fees billed by Deloitte & Touche LLP for professional services rendered in connection with the audit of the Company’s annual financial statements and reviews of the financial statements included in the Company’s Forms 10-Q for fiscal years 2006 an 2005 were $257,552 and $189,214, respectively.

     Audit-Related fees. The aggregate fees billed by Deloitte & Touche LLP for audit-related services rendered to the Company during fiscal 2006 and 2005 were $17,840 and $47,125, respectively. The audit-related fees in 2006 were related to accounting consultations. The fees in 2005 were associated with due diligence and accounting consultations related to the Company’s acquisition of InnoRx, Inc.

     Tax Fees. Deloitte & Touche LLP did not bill for tax-related services (tax compliance, tax planning, and tax advice) in fiscal 2006 or 2005.

     All Other Fees. Deloitte & Touche LLP did not bill any other fees in fiscal 2006 or fiscal 2005.

     The Company’s Audit Committee pre-approved all of the services described in each of the items above. In addition, the Audit Committee considered whether provision of the above non-audit services was compatible with maintaining Deloitte & Touche LLP’s independence and determined that such services did not adversely affect Deloitte & Touche LLP’s independence. However, the Audit Committee approved the appointment of PricewaterhouseCoopers LLC to provide tax-related services in fiscal 2005 to avoid any questions of independence in the future.

Pre-Approval Policies and Procedures

     Pursuant to its written charter, the Audit Committee is required to pre-approve the audit and non-audit services performed by the Company’s independent auditors in order to assure that the provision of such services does not impair the auditor’s independence. A pre-approval policy was approved by the Audit Committee on October 25, 2004. Unless a particular service has received general pre-approval by the Audit Committee, each service provided must be specifically pre-approved. Any proposed services exceeding pre-approved costs levels will require specific pre-approval by the Audit Committee or the Chairman of the Audit Committee. The Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee, who will then report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

OTHER BUSINESS

     Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2008 annual meeting of shareholders must be received by the Company by August 17, 2007, to be considered for inclusion in the Company’s Proxy Statement and related Proxy for the 2008 annual meeting.

     Also, if a shareholder proposal intended to be presented at the 2008 Annual Meeting but not included in the Company’s Proxy Statement and Proxy is received by the Company after October 31, 2007, then management named in the Company’s Proxy for the 2008 Annual Meeting will have discretionary authority to vote shares represented by such Proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company’s proxy materials.

ANNUAL REPORT

     A copy of the Company’s Annual Report to Shareholders, including its Annual Report on Form 10-K containing financial statements for the fiscal year ended September 30, 2006, accompanies this Notice of Meeting and Proxy Statement. No part of the Annual Report, including any portion of the Annual Report on Form 10-K, is incorporated herein and no part thereof is to be considered proxy soliciting material.

EXHIBITS TO FORM 10-K

     The Company will furnish to each person whose Proxy is being solicited, upon written request of any such person, a copy of any exhibit described in the exhibit list accompanying the Form 10-K, upon the payment, in advance, of reasonable fees related to the Company’s furnishing such exhibit(s). Requests for copies of such report and/or exhibit(s) should be directed to Mr. Philip D. Ankeny, Chief Financial Officer, at the Company’s principal address.

BY ORDER OF THE BOARD OF DIRECTORS

Bruce J Barclay
President and Chief Executive Officer

Dated: December 15, 2006
Eden Prairie, Minnesota

     Appendix A

CHARTER FOR THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS
OF
SURMODICS, INC.

I. PURPOSE

     The Audit Committee (the “Committee”) of the Board of Directors of SurModics, Inc. (the “Company”), shall provide assistance to the Board in its oversight of (a) the quality and integrity of the Company’s financial reports; (b) the Company’s compliance with legal and regulatory requirements; (c) the independence, qualifications and performance of the Company’s independent auditor; and (d) the performance of the Company’s internal audit function, and accounting and reporting processes. In addition, the Committee shall cause the preparation of the report required by the Securities and Exchange Commission’s (the “SEC”) proxy rules to be included in the Company’s annual proxy statement and shall have the further duties and responsibilities as set forth in this Charter. In achieving these purposes, it is the Committee’s responsibility to foster free and open means of communication between the Company’s directors, independent public accountants, internal auditors (if any), outside legal counsel, and management.

II. MEMBERSHIP

     The Committee shall consist of three or more directors elected by the Board, each of whom shall meet the independence requirements of the Nasdaq Stock Market, Inc. (“Nasdaq”) and federal securities laws. Committee members shall serve until their successors are duly elected and qualified, or until such member’s resignation or removal by the Board. The Chair of the Committee shall be elected by the Board, or if not elected by the Board, then by the majority of the members of the Committee. In addition, no member of the Committee shall receive any compensation whatsoever from the Company other than compensation paid to such member as a director of the Company and member of one or more committees of the Company’s Board of Directors.

     All Committee members shall have a working familiarity with basic finance and accounting practices and shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement either at the time of their election to the Committee, or within a reasonable period of time after their election. At least one member of the Committee shall be an “audit committee financial expert”, as interpreted in the business judgment of the Board, in accordance with such regulations as may be applicable to the Company from time to time.

III. RESPONSIBILITIES

     The Committee’s function is not to replace the Company’s management, internal auditors or independent auditors, but rather one of oversight, recognizing that the Company’s financial management, and the internal and independent auditors have more knowledge and information about the Company than do Committee members. Consequently, the Committee further recognizes that (a) the Company’s management is responsible for preparing the Company’s financial statements, for developing and maintaining adequate systems of internal controls and for ensuring compliance with laws and regulations and the Company’s Code of Business Conduct, and (b) the independent auditor is responsible for auditing or reviewing, as applicable, the financial statements, and for attesting to management’s internal control reports. In carrying out its oversight responsibilities, the Committee shall undertake the following activities (in addition to any others that the Board may from time to time delegate to the Committee):

Independent Auditors

1. The Committee shall be directly responsible for the appointment, compensation, termination, oversight and evaluation of the work of the Company’s independent auditors performed for the purpose of preparing or issuing an audit report or related work. The Company’s independent auditors shall report directly to the Committee.

2. The Committee shall pre-approve all audit services and non-audit services rendered to the Company by its independent auditors in accordance with any pre-approval policies and procedures established by the Committee.

3. The Committee shall, at least annually,

(a) obtain and review a report by the independent auditors describing (i) the independent auditors’ internal quality control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to any independent audit carried out by the independent auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Company, including the matters covered by Independence Standards Board Standard No. 1; and

(b) review and discuss with the independent auditors their periodic disclosures regarding independence, and any relationships or services that may impact the objectivity and independence of the independent auditors.

After reviewing the foregoing reports/disclosures and the independent auditors’ work throughout the year, the Committee shall evaluate the independent auditors’ qualifications, performance and independence. In making its evaluation, the Committee should take into account the opinions of management, and shall present its conclusions with respect to the independent auditor to the Board.

4. The Committee shall periodically meet with, but no less than once a year, the internal auditors (if any), and the independent auditors without other representatives of the Company present to discuss internal controls and the accuracy and completeness of the Company’s financial statements.

Financial Reporting

5. The Committee shall meet and review with the independent auditors and the Company’s financial management the proposed scope, fees, and plan for the annual audit of the Company’s financial statements.

6. The Committee shall review and discuss with management and the independent auditors prior to their respective release (a) the audited financial statements to be included in the Company’s Annual Report on Form 10-K, and any other reports or other financial information submitted to any governmental body or the public, and (b) the quarterly financial statements to be included in the Company’s Quarterly Reports on Form 10-Q. This review may be conducted through a designated representative member of the Committee.

7. The Committee shall review and discuss the type and presentation of information to be included in earnings press releases, as well as review any financial information and earnings guidance provided to analysts and rating agencies. This may be done generally and does not require the Committee to discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

8. In connection with the annual audit and the reviews of quarterly financial information by the independent auditors, the Committee shall, prior to the filing of the Form 10-K or Form 10-Q, as applicable, discuss with the independent auditors, to the extent applicable, (a) the results of the annual audit examination or the independent auditors’ review of the quarterly financial statements, (b) any audit or review problems or difficulties encountered in the course of the audit work or review, including any restrictions on the scope of the independent auditors’ activities or on access to requested information and any significant disagreements with management, and management’s response and (c) any other matters required to be discussed by Statement on Auditing Standards No. 61, as amended or supplemented. The Committee shall be responsible for the resolution of disagreements between the Company’s management and the independent auditors regarding financial reporting.

9. With respect to any financial statements audited or reviewed by the Company’s independent auditors, including the Company’s annual reports on Form 10-K and quarterly reports on Form 10-Q, the Committee shall receive from the Company’s independent auditors prior to the public release or filing with the SEC of such financial statements, a timely oral or written report with respect to (a) all critical accounting policies and practices; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the management of the Company, the ramifications of the use of such alternative disclosures and treatments and the disclosure and treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and the management of the Company (such as any management or internal control letter or schedule of unadjusted differences).

10. The Committee shall review and discuss with the internal auditors (if any), the independent auditors and management, as appropriate, the reports of the independent auditors referred to in paragraph 9 above as well as (a) any significant judgments or estimates taken into account in the preparation of the Company’s financial statements;

(b) any significant accounting accruals, reserves contingencies and estimates made by management that have a material impact on the financial statements; (c) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; and (d) any proposed accounting and financial reporting standards or rules promulgated by the Financial Accounting Standards Board, SEC, or other regulatory bodies, that may have a material impact on the Company’s financial statements.

11. The Committee shall determine whether to recommend to the Board, based on the Committee’s review and discussions with management and the independent auditors as required under this Charter, that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

12. The Committee shall prepare and approve the report of the audit committee required by the rules and regulations of the SEC to be included in the Company’s annual proxy statement.

Other Committee Responsibilities

13. The Committee shall review and approve all related-party transactions to which the Company may be a party prior to their implementation for which Committee approval is required by applicable law, or required to be disclosed in the Company’s financial statements or SEC filings.

14. The Committee shall review with the independent auditors, internal auditors (if any), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company. The Committee shall discuss with management any significant deficiencies in the design and operation of the Company’s internal controls or material weaknesses in the Company’s internal controls, as well as any fraud involving management or other employees who have a significant role in the Company’s internal controls, including any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls are desirable. The Committee shall monitor management’s response to such reports.

15. The Committee shall discuss with the Company’s legal counsel any legal matters that may have a material impact on the Company’s financial statements.

16. The Committee shall review the adequacy of the Company’s financial and accounting staff.

17. The Committee shall periodically review (a) the Company’s risk management program; (b) the Company’s investor relations program; (c) the status of the Company’s information systems hardware, software, processing procedures, and controls regarding accounting, internal accounting controls and auditing; and (d) any other area seemed to be significant to the Company’s financial statements (i.e., investments).

18. The Committee shall review periodically the Company’s policies relating to business conduct and review management’s monitoring and enforcement of the Company’s Code of Business Conduct as it relates to the Company’s financial reporting process and internal control system.

19. The Committee shall review and reassess, on at least an annual basis, its own performance and the adequacy of this Charter, and recommend any proposed changes to the Board for approval.

20. The Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, auditing or internal accounting control matters, and (b) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

IV. AUTHORITY

     The Committee shall have the authority, as and when it shall determine to be necessary or appropriate to carry out its responsibilities to:

(a)	appoint, discharge and authorize compensation of the Company’s independent auditors;

(b)	retain, at the expense of the Company, internal or external legal, accounting or other advisors to assist in carrying out its responsibilities; or

(b)	request from the Chief Executive Officer, the Chief Financial Officer, and such other members of the Company’s management as the Committee shall deem appropriate, advice and information, orally or in writing, concerning the Company’s business operations and financial condition relevant to the functions of the Committee.

V. MEETING/MINUTES

     The Committee shall meet as often as may be deemed necessary or appropriate, but not less frequently than four times annually, either in person or telephonically, and at such times and places as they shall determine. A majority of the members will constitute a quorum and will be able to conduct the business of the Committee. The Committee should meet at least annually with management and the head of the internal audit department (if any) in separate executive sessions to discuss any matters that the Committee or each these groups believe should be discussed privately. The Committee should meet with the independent auditors and the Company’s management quarterly to review the Company’s financials consistent with this Charter. The Committee will maintain written minutes of its meetings and the Chair shall report to the Board after each meeting. Such minutes shall be promptly made available to the members of the Board of Directors, and filed with the minutes of the meetings of the Board of Directors.

VI. COOPERATION OF MANAGEMENT

     All members of management of the Company are requested to cooperate with the Committee, and to render assistance to it as it shall request in carrying out its functions.

     Appendix B

CHARTER FOR THE CORPORATE GOVERNANCE
AND NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS
OF
SURMODICS, INC.

I. PURPOSE

     The Corporate Governance and Nominating Committee (the “Committee”) of the Board of Directors of SurModics, Inc. (the “Company”) shall be responsible for matters relating to (a) identifying individuals qualified to become Board members, and recommending to the Board the director nominees for the next annual meeting of shareholders; (b) recommending to the Board corporate governance guidelines applicable to the Company; and (c) leading the Board in its annual review of the Board’s performance.

II. MEMBERSHIP

     The Committee shall consist of two or more directors elected by the Board, each of whom shall meet the independence requirements of the Nasdaq Stock Market, Inc. The Chair of the Committee shall be elected by the Board or, if not elected by the Board, then by the majority of the members of the Committee.

III. RESPONSIBILITIES

     The functions of the Committee, on behalf of the Board, shall include having responsibility to:

(a)	Periodically review the composition of the Board and its committees and their respective members’ skills and qualifications, and report to the Board regarding suggested changes in size or composition of the Board or any committee, and any succession planning for the Board chairperson and other Board members.

(b)	Meet as necessary to determine a process and criteria for identifying new directors and nominees for the Board, consider individuals qualified to become board members for recommendation to the Board to be voted upon at shareholder meetings and/or to fill vacancies.

(c)	Evaluate the performance of Board members whose term is expiring, and recommend to the Board those Directors who should stand for reelection.

(d)	Review and reassess, on at least an annual basis, the adequacy of the corporate governance guidelines of the Company and recommend any proposed changes to the Board for approval.

(e)	Review and reassess, on at least an annual basis, its own performance and the adequacy of this Charter, and recommend any proposed changes to the Board for approval.

IV. AUTHORITY

     The Committee shall have the authority, as and when it shall determine to be necessary or appropriate to carry out its responsibilities to:

(a)	retain, at the expense of the Company, (1) internal or external legal, accounting or other advisors to assist in carrying out its responsibilities, or (2) one or more search firms to assist in the identification and recruitment of director candidates.

(b)	request from the Chief Executive Officer, the Chief Financial Officer, and such other members of the Company’s management as the Committee shall deem appropriate, advice and information, orally or in writing, concerning the Company’s business operations and financial condition relevant to the functions of the Committee.

B-1

V. MEETING/MINUTES

     The Committee shall meet as often as may be deemed necessary or appropriate, but not less frequently than once annually, either in person or telephonically, and at such times and places as they shall determine. The Committee will maintain written minutes of its meetings and the Chair shall report to the Board after each meeting. Such minutes shall be promptly made available to the members of the Board of Directors, and filed with the minutes of the meetings of the Board of Directors.

VI. COOPERATION OF MANAGEMENT

     All members of management of the Company are requested to cooperate with the Committee, and to render assistance to it as it shall request in carrying out its functions.

B-2

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SURMODICS, INC.

The Board of Directors recommends that you vote
FOR each proposal below.
For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
Vote on Directors	All	All	Except
2. Elect Class II directors: 1 – John W. Benson
2 – Gerald B. Fischer	☐	☐	☐
3 – Kendrick B. Melrose

Vote on Proposal	For	Against	Abstain

1. Set the number of directors at nine (9).	☐	☐	☐

This Proxy also authorizes the Proxies to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

PLEASE DATE AND SIGN BELOW exactly as name appears at the right indicating, where appropriate, official position or representative capacity. For stock held in joint tenancy, each joint tenant should sign.

For address changes, please check this box and write them on the back where indicated.	☐

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SURMODICS, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

To Be Held On

January 29, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints BRUCE J BARCLAY and PHILIP D. ANKENY, and each of them, with full power of substitution, as Proxies to represent and vote, as designated on the reverse side, all shares of Common Stock of SurModics, Inc. registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Hotel Sofitel, 5601 West 78th Street, Bloomington, Minnesota, at 4:00 p.m. (Minneapolis time) on January 29, 2007, and at any adjournment thereof, and the undersigned hereby revokes all Proxies previously given with respect to the meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL THIS PROXY WILL BE VOTED “FOR” SUCH PROPOSAL.

Address Changes:

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